FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan & Security Agreement is entered into as of March 15, 2011 (the "Amendment") by and between PENINSULA BANK BUSINESS FUNDING, a division of THE PRIVATE BANK OF THE PENINSULA ("Bank") and OPTEX SYSTEMS, INC. ("Borrower")

RECITALS

Borrower and Bank are parties to that certain Loan & Security Agreement dated as of March 4, 2010, as amended from time to time, including that certain First Amendment to Loan and Security Agreement dated as of August 3, 2010, that certain Second Amendment to Loan and Security Agreement dated as of November 29, 2010, and that certain Third Amendment to Loan and Security Agreement dated as of February 15, 2011 (collectively the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW THEREFORE, the parties agree as follows:

1. Section 1.1 Definitions, subsection (y) of the definition of **"Borrowing Base"** is amended to read as follows:

(y) One Hundred Seventy Five Thousand ($175,000).

2. Section 1.1 Definitions **"EBITDA"** is deleted in its entirety.

3. Section 1.1 Definitions, subsection (i) of the definition of **"Eligible Accounts"** is amended to read as follows:

(i) Accounts with respect to any account debtor (other than General Dynamics Land Systems), including Subsidiaries and affiliates of the account debtor, (x) whose total obligations to Borrower exceed thirty percent (30%) of all Accounts, and (y) Accounts with respect to General Dynamics Land Systems, including subsidiaries and affiliates of General Dynamics Land Systems, whose total obligations to Borrower exceed the lesser of (i) fifty percent (50%) of all Accounts or (ii) the aggregate sum of Five Hundred Thousand Dollars ($500,000), in each case to the extent the obligations referred to in the immediately preceding clauses (x) and (y) exceed the aforementioned percentages or dollar amounts, as the case may be, except as approved in writing by Bank.

4. Section 1.1 Definitions **"Revolving Maturity Date"** is amended to read as follows:

"Revolving Maturity Date" means March 15, 2012.

5. Section 2.3(a) (ii) **Minimum Interest** is amended to read as follows:

(ii) Minimum Interest. Irrespective of the amount of Advances outstanding from time to time, Borrower shall pay Bank a minimum interest payment of not less than Twenty Thousand Dollars ($20,000) every six (6) months (the "Minimum Interest Payment.").

6. Section 6.8 is amended and restated in its entirety to read as follows:

6.8 Out of Debt Period. Borrower agrees to maintain the principal balance on the Revolving Line at a zero balance for a period of at least thirty (30) consecutive days, such period to occur between March 15, 2011 and the Revolving Maturity Date.

7. **Exhibit D** is replaced in its entirety with the attached **Exhibit D.**

8. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof, or the Security Agreement.

9. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents requested by Bank no later than ten (10) Business Days following the date of this Amendment.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower.

(b) an amendment fee of $10,000, plus all Bank Expenses incurred through the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OPTEX SYSTEMS, INC.

By: [signature] 3/22/11

Title: VP Finance/Controller

PENINSULA BANK BUSINESS FUNDING, A DIVISION OF THE PRIVATE BANK OF THE PENINSULA

By: [signature]

Title: Vice President